UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Hoku Scientific, Inc.

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HOKU SCIENTIFIC, INC.

1075 Opakapaka Street

Kapolei, Hawaii 96707

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 7, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of HOKU SCIENTIFIC, INC., a Delaware corporation. The meeting will be held on Thursday, September 7, 2006 at 10:00 a.m. local time at The Sheraton Princess Kaiulani Hotel, 120 Kaiulani Avenue, Honolulu, Hawaii 96815 for the following purposes:

1.	To elect one director to hold office until the 2009 Annual Meeting of Stockholders.

2.	To approve an amendment to our 2005 Equity Incentive Plan to permit stock awards to be granted to members of our Board of Directors.

3.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2007.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is July 24, 2006. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Dustin M. Shindo

Dustin M. Shindo,

Chairman of the Board, President and

Chief Executive Officer

Kapolei, Hawaii

July 28, 2006

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed by your broker or bank, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

HOKU SCIENTIFIC, INC.

1075 Opakapaka Street

Kapolei, Hawaii 96707

PROXY STATEMENT

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

September 7, 2006

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Hoku Scientific, Inc., or Hoku, is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders, or the 2006 Annual Meeting. You are invited to attend the 2006 Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about August 3, 2006 to all stockholders of record entitled to vote at the 2006 Annual Meeting.

Who can vote at the 2006 Annual Meeting?

Only stockholders of record at the close of business on July 24, 2006 will be entitled to vote at the 2006 Annual Meeting. On this record date, there were 16,446,093 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 24, 2006 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the 2006 Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 24, 2006 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2006 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the 2006 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of one director;

•	An amendment to our 2005 Equity Incentive Plan to permit stock awards to be granted to members of our Board of Directors; and

•	Ratification of Ernst & Young LLP as our independent registered public accounting firm, for our fiscal year ending March 31, 2007.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2006 Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the 2006 Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

➢	To vote in person, come to the 2006 Annual Meeting and we will give you a ballot when you arrive.

➢	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2006 Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Hoku. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the 2006 Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 24, 2006.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” each of the proposals. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the 2006 Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

➢	You may submit another properly completed proxy card with a later date.

➢	You may send a written notice that you are revoking your proxy to Hoku’s Secretary at Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707.

➢	You may attend the 2006 Annual Meeting and vote in person. Simply attending the 2006 Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 5, 2007, to Hoku’s Secretary at Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so by no earlier than the close of business on May 10, 2007 and no later than the close of business on June 9, 2007. You are also advised to review Hoku’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of a director, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

➢	For the election of a director, the one nominee receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withhold” will affect the outcome.

➢	To be approved, Proposal 2, an amendment of our 2005 Equity Incentive Plan to permit stock awards to be granted to members of our Board of Directors must receive a “For” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2006 Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on this proposal.

➢	To be approved, Proposal 3, the ratification of Ernst & Young LLP, as our independent registered public accounting firm, must receive a “For” vote by the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2006 Annual Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. If you do not vote, it will have no effect. Broker non-votes will also have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the 2006 Annual Meeting or by proxy. On the record date, there were 16,446,093 shares outstanding and entitled to vote. Thus, 8,233,047 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2006 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the 2006 Annual Meeting?

Preliminary voting results will be announced at the 2006 Annual Meeting. Final voting results will be published in Hoku’s quarterly report on Form 10-Q for the second quarter of fiscal 2007.

BOARD OF DIRECTORS AND COMMITTEE INFORMATION

PROPOSAL 1

ELECTION OF DIRECTORS

Hoku’s Board of Directors, or the Board, is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Mr. Paul Yonamine’s term expires immediately prior to the 2006 Annual Meeting and Mr. Yonamine has not been renominated for election. The Board would like to acknowledge Mr. Yonamine’s invaluable contributions to Hoku during his tenure on the Board and as Chairman of the Audit Committee. The independent members of our Board have recommended and approved the nomination of Mr. Lloyd Fujie to our Board. Mr. Fujie’s nomination was also approved by the full Board. If elected at the 2006 Annual Meeting, Mr. Fujie would serve until the 2009 annual meeting and until his successor is elected and has qualified, or until his earlier death, resignation or removal. Contingent upon Mr. Fujie’s election by our stockholders, our Board has appointed Mr. Fujie as Chairman of the Audit Committee to replace Mr. Yonamine.

It is our policy to encourage directors and nominees for director to attend our annual meetings. The 2006 Annual Meeting is the first annual meeting to occur since our initial public offering in August 2005. The following is a brief biography of the nominee for director and each director whose term will continue after the 2006 Annual Meeting and their ages as of June 15, 2006.

Nominee for Election for a Three-year Term Expiring at Our 2009 Annual Meeting

Lloyd M. Fujie	Mr. Fujie has served as the Vice President and Chief Financial
Age 58

Officer of Hawaii Pacific University since January 2006. From September 1995 to November 2005, Mr. Fujie served as managing partner in Hawaii for Deloitte & Touche LLP, an accounting firm. Mr. Fujie has a B.B.A. in Finance and an M.B.A. from the University of Hawaii.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEE.

Directors Continuing in Office Until Our 2007 Annual Meeting

Karl M. Taft III	Mr. Taft, one of our founders, has served as our Chief Technology
Age 33

Officer since March 2001 and as a member of our Board since August 2001. From October 1996 to March 2001, Mr. Taft held various positions at PCC Structurals, Inc., a manufacturer of titanium casting, including Lead Manager for Research and Development, Industrial Engineer and Research Chemist. In 2000, Mr. Taft was an Adjunct Professor at Portland State University. Mr. Taft has a B.A. in Chemistry from Pacific University, an M.S. in Environmental Science and Engineering from Oregon Graduate Institute and an M.B.A. from Portland State University.

Kenton T. Eldridge	Mr. Eldridge has served as a member of our Board since April 2004.
Age 63

Since March 2006, Mr. Eldridge has served as a co-founder and partner of Sennet Capital, a merchant bank. From March 1983 to August 1997, Mr. Eldridge served in various executive positions for DFS Group Limited, a traveler retailer, including Regional President, Taiwan Region, Regional President, Asian Marketing and Regional President, Alaska Division. Since January 2000, Mr. Eldridge has served as a director and a member of the audit committee of American Savings Bank, F.S.B., a subsidiary of HEI Diversified, Inc., a subsidiary of Hawaiian Electric Industries, Inc. Mr. Eldridge has a B.A. and an M.A. in History and an M.B.A. from the University of New Hampshire.

Directors Continuing in Office Until Our 2008 Annual Meeting

Dustin M. Shindo	Mr. Shindo, one of our founders, has served as our Chairman of the
Age 32

Board, President and Chief Executive Officer since March 2001. From November 1999 to February 2001, Mr. Shindo was a founder and Chief Executive Officer of Activitymax, Inc., a small privately-held travel reservation software company, where Mr. Shindo was responsible for managing customer relationships, developing the company’s marketing program and managing the operations of the company. From August 1999 to April 2000, Mr. Shindo was a business consultant at The Lucas Group, a strategic consulting firm, where Mr. Shindo focused on business strategy projects as part of multi-person engagement teams. In 1995, Mr. Shindo founded Mehana Brewing Company, a privately-held microbrewery, where he continues to serve as President and as a member of the board of directors. Mr. Shindo’s family manages the day-to-day operations of Mehana Brewing Company and Mr. Shindo’s time commitment is not significant. Mr. Shindo devotes substantially all of his time to the management of Hoku. Mr. Shindo has a B.A. in Accounting from the University of Washington and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia.

Karl E. Stahlkopf, Ph.D.	Dr. Stahlkopf has served as a member of our Board since July 2002.
Age 65

Since May 2002, Dr. Stahlkopf has been Senior Vice President, Energy Solutions and Chief Technology Officer of Hawaiian Electric Company, Inc., a subsidiary of Hawaiian Electric Industries, Inc. Since December 2002, Dr. Stahlkopf has also served as President of Renewable Hawaii, Inc., a subsidiary of Hawaiian Electric Company, Inc. From November 1973 to April 2002, Dr. Stahlkopf served as Vice President of Power Delivery and Utilization at Energy Power Research Institute, or EPRI, an independent, non-profit center for electricity and environmental research. During his tenure at EPRI, Dr. Stahlkopf was also a founder and served as the President and Chief Executive Officer of EPRI Solutions, a subsidiary of EPRI, and was Chairman of the Board of Directors of Sure-Tech, LLC, a

manufacturer of power electronic devices. Dr. Stahlkopf has a B.S. in Electrical Engineering and Naval Science from the University of Wisconsin and an M.S. and Ph.D. in Nuclear Engineering from the University of California, Berkeley.

Independence of the Board of Directors

As required under the NASDAQ Global Market, or NASDAQ, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Hoku, our senior management and our independent registered public accounting firm, the Board affirmatively has determined that the following directors and nominee are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. Eldridge, Mr. Fujie, Dr. Stahlkopf and Mr. Yonamine. In making this determination, the Board found that none of the directors or the nominee for director have a material or other disqualifying relationship with Hoku.

Information Regarding the Board of Directors and its Committees

As required under applicable NASDAQ listing standards, in fiscal 2006 our independent directors met in regularly scheduled executive sessions at which only independent directors were present.

Audit Committee

In fiscal 2006, our Audit Committee was comprised of Messrs. Eldridge and Yonamine and Dr. Stahlkopf, each of whom is a non-employee member of our Board and Mr. Yonamine served as the chairman of our Audit Committee. If Mr. Fujie is elected at the 2006 Annual Meeting, he will be appointed to the Audit Committee and serve as the chairman of our Audit Committee. Our Board has determined that Mr. Yonamine and Mr. Fujie are “audit committee financial experts” as defined under Securities Exchange Commission, or SEC, rules and regulations by virtue of their business backgrounds and experience. We believe that the composition of our Audit Committee meets the current requirements for independence and financial sophistication under NASDAQ and SEC rules and regulations. In addition, our Audit Committee has the specific responsibilities and authority necessary to comply with NASDAQ and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our Audit Committee is responsible for, among other things:

•	overseeing and monitoring:

•	our corporate accounting and financial reporting practices and the audits of our financial statements;

•	our systems of internal accounting and financial controls;

•	the quality and integrity of our financial statements and reports; and

•	the qualifications, independence and performance of our independent registered public accounting firm;

•	appointing an independent registered public accounting firm to audit our financial statements;

•	preparing the report that the rules and regulations of the SEC require be included in our annual proxy statement;

•	providing our Board with the results of its monitoring and recommendations; and

•	providing our Board with additional information and materials as it deems necessary to make our Board aware of significant financial matters that require the attention of our Board.

The Audit Committee met nine times during fiscal 2006. The Audit Committee has adopted a written Audit Committee Charter that is attached as Appendix A to this proxy statement.

Compensation Policy

Due to the small size of our Board, we do not have a separate Compensation Committee. All matters related to the compensation of our President and Chief Executive Officer, Chief Technology Officer and other executive officers is reviewed and approved by a majority of the members of our Board who qualify as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and “non-employee directors” within the meaning of Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934, as amended. During fiscal 2006, such directors were Messrs. Eldridge and Yonamine and Dr. Stahlkopf.

Nominating and Corporate Governance Policy

Due to the small size of our Board, we do not have a separate Nominating and Corporate Governance Committee. The Board believes that the independent members of the Board, Messrs. Eldridge and Yonamine and Dr. Stahlkopf and Mr. Fujie, if he is elected to the Board, can effectively meet in executive sessions performing the functions of a standing Nominating and Corporate Governance Committee. The independent members are responsible for recommending and approving nominees for election to the Board. The independent members are also responsible for identifying, reviewing and evaluating candidates to serve as members of the Board, reviewing and evaluating incumbent directors, selecting candidates for nomination to the Board and the membership of the committees of the Board. Our Nominating and Corporate Governance Policy can be found on our corporate website at www.hokuscientific.com under Company Information in the “Corporate Governance” section.

The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Board also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Hoku, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Hoku’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director are reviewed in the context of the current composition of the Board, the operating requirements of Hoku and the long-term interests of stockholders. In conducting this assessment, the Board and the independent members consider diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Hoku, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board and the independent members review such directors’ overall service to Hoku during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board and the independent members also determine whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Board and the independent members meet to discuss and consider such candidates’ qualifications. Nominees are approved and recommended by the independent members and are also approved by the full Board. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Board has not received a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

The Board will consider director candidates recommended by stockholders. The Board and independent members do not intend to alter the manner in which they evaluate candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Board to become nominees for election to the Board may do so by delivering a written recommendation to the Board at the following address: Hoku’s Secretary at Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707 at least 120 days prior to the anniversary date of the mailing of Hoku’s proxy statement for the last annual meeting of Hoku stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of Hoku’s capital stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Meetings of the Board of Directors

The Board met 18 times during the fiscal 2006. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or any of its members regarding nominations of directors or other matters may do so by sending written communications addressed to our Secretary at Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707. All stockholder communications received by Hoku that are addressed to the attention of the Board will be compiled by our Secretary. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit Committee. Nominations of directors or other matters put forth by our stockholders will be reviewed by the Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, or the Code, that applies to all our officers, directors and employees. The Code is available on our corporate website at www.hokuscientific.com under Company Information in the “Corporate Governance” section. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Compensation of Directors

The non-employee members of our Board are reimbursed for travel, lodging and other reasonable expenses incurred in attending our Board or committee meetings. Members of our Board do not currently receive cash compensation for attending Board or committee meetings.

Each non-employee director also receives stock option grants under the 2005 Non-Employee Directors’ Stock Option Plan, or the Directors’ Plan. Only non-employee directors of Hoku or an affiliate of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors’ Plan. Options granted under the Directors’ Plan are intended by Hoku not to qualify as incentive stock options under the Internal Revenue Code. Our Directors’ Plan provides for the automatic grant of options to purchase shares of common stock to our non-employee directors. The exercise price of options granted under the Directors’ Plan is 100% of the fair market value of the common stock subject to the option on the date of the option grant. Each individual who first becomes a non-employee director will receive an initial option grant to purchase 20,000 shares of common stock, and on the date of each annual meeting of stockholders, commencing with the 2006 Annual Meeting, each person who is then a non-employee director and has served for at least six months prior to such annual meeting will receive an annual option grant to purchase 6,666 shares of common stock. Initial grants vest as to 1/36th of the shares monthly over three years and annual grants vest as to 1/12th of the shares monthly commencing on the second anniversary of the date of grant, subject in each case to the recipient’s continued service as a director. The term of options granted under the Directors’ Plan is 10 years.

During the fiscal year ended March 31, 2006, options to purchase 7,407 shares were exercised by our non-employee directors.

Hoku is seeking stockholder approval at the 2006 Annual Meeting to have the authority to make discretionary stock awards to members of the Board under Hoku’s 2005 Equity Incentive Plan. See Proposal 2 to this Proxy Statement, as discussed below.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE HOKU SCIENTIFIC, INC. 2005 EQUITY INCENTIVE PLAN

We are requesting that the stockholders approve an amendment to Hoku’s 2005 Equity Incentive Plan, or the 2005 Plan, to permit stock awards to be granted to members of Hoku’s Board. Hoku already maintains the 2005 Non-Employee Directors’ Stock Option Plan pursuant to which non-employee directors are eligible to receive a series of automatic, non-discretionary option grants over their period of service on the Board. The proposed amendment will add directors as a permissible class of recipients eligible for discretionary grants under the 2005 Plan in order to provide Hoku with greater flexibility in structuring a competitive equity compensation program for our Board members. Accordingly, the amendment will allow Hoku to continue to attract and retain qualified and experienced individuals to serve as members of our Board at a time when the responsibilities and obligations required of them are increasing as a result of recent changes in applicable laws and regulations. We believe that the amendment will help ensure that Hoku can continue to enjoy dedicated, professional and highly-qualified individuals serving as members of our Board. If the proposed amendment to the 2005 Plan is approved, we intend to issue to Mr. Eldridge and Dr. Stahlkopf a fully-vested stock award in recognition of their past and continued service to Hoku. The number of shares to be issued will be equal to $25,000 divided by the closing price of our common stock on the date of grant. We intend to issue the stock award during the second quarter of fiscal 2007.

The Board previously adopted the 2005 Plan on March 24, 2005 and the 2005 Plan was approved by Hoku’s stockholders on July 11, 2005. The Board adopted the 2005 Plan to provide a means to continue to offer a competitive equity compensation program to secure and retain the services of high-caliber employees and consultants of Hoku, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of our common stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with the stockholders. All employees and consultants to Hoku are eligible to participate in the 2005 plan.

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy and entitled to vote at the 2006 Annual Meeting, will be required to approve the amendment to the 2005 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Should the stockholders fail to approve the 2005 Plan, as amended, the 2005 Plan will remain in effect without the proposed amendment that is the subject of this proposal.

The terms and provisions of the 2005 Plan, as amended, are summarized below. This summary, however, does not purport to be a complete description of the 2005 Plan. The 2005 Plan has been filed with the SEC as an attachment to this Proxy Statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2005 Plan, as amended. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to our Secretary at Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707.

General

The 2005 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses, restricted stock, stock unit awards and stock appreciation rights, collectively, the stock awards. The 2005 Plan also provides the ability to grant performance stock awards so that the Board may use performance criteria in establishing specific targets to be attained as a condition to the grant, vesting, or exercise of one or more stock awards under the 2005 Plan to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, as explained in greater detail below.

Incentive stock options granted under the 2005 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2005 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of stock awards.

Administration

Subject to the provisions of the 2005 Plan, the Board has the authority to determine what type of stock awards will be granted, the provisions of each stock award granted, the number of shares subject to each stock award, and the time or times a participant is permitted to receive stock pursuant to a stock award. The Board has the power to accelerate the vesting and exercisability of a stock award. As administrator of the 2005 Plan, the Board has the authority to construe and interpret its provisions.

The Board has the authority to delegate some or all of the administration of the 2005 Plan to a committee or committees composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The 2005 Plan also permits delegation of administration of the 2005 Plan to one or more executive officers with respect to certain grants to employees other than to the individual receiving such grant. In accordance with the provisions of the 2005 Plan, the Board has delegated to our Chief Executive Officer the authority to grant stock options to employees other than executive officer.

The Board has the authority to amend an option to reduce its exercise price or exchange an outstanding option for an option with a lower exercise price, another stock award, cash, or any other consideration, or may take any other action that is treated as a repricing under generally accepted accounting principles.

Eligibility

Incentive stock options may be granted only to employees (including officers). Employees (including officers) and consultants of Hoku and our affiliates are eligible to receive all other types of stock awards under the 2005 Plan. Under the 2005 Plan, as amended, directors are also eligible to receive all types of stock awards other than incentive stock options.

No incentive stock option may be granted under the 2005 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Hoku or our affiliates, unless the exercise price of such option is at least 110% of the fair market value of the common stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2005 Plan and any other equity plans of Hoku and our affiliates) may not exceed $100,000 (any excess of such amount is treated as nonstatutory stock options)

No person may be granted awards covering more than 333,333 shares of our common stock under the 2005 Plan during any calendar year pursuant to an appreciation-only stock award, which is a stock award whose value is determined by reference to an increase over an exercise price of at least 100% of the fair market value of the common stock on the date of grant. A stock option with an exercise price equal to the fair market value of the common stock on the date of grant is an example of an appreciation-only stock award. This limitation is designed to ensure that any deductions to which we would otherwise be entitled upon the exercise of an appreciation-only stock award or upon the subsequent sale of shares purchased under such a stock award, will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Code. In addition, the maximum benefit to be received by any individual in any calendar year attributable to performance stock awards (discussed below) may not exceed the value of 333,333 shares of our common stock. Stockholder approval of this proposal will also constitute a reapproval of the 333,333 share limitation on appreciation-only stock awards and performance stock awards for purposes of Section 162(m) of the Code.

Stock Subject to the 2005 Plan

The maximum number of shares of common stock that are available for issuance under the 2005 Plan is 666,666; provided, however, that such share reserve will be increased from time to time by the number of shares of our common stock issuable pursuant to stock awards outstanding under our 2002 Stock Plan as of the effective date of the 2005 Plan that, but for the termination of the 2002 Stock Plan as of the effective date of the 2005 Plan, would otherwise have reverted to the share reserve of the 2002 Stock Plan. The number of shares of common stock reserved for issuance will automatically increase on April 1st of each year, from 2006 through 2014, in an amount equal to the lesser of 133,333 shares of our common stock or the number of shares of common stock granted pursuant to stock awards in the prior fiscal year. However, our Board has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased prior to the first day of any fiscal year. The number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the 2005 Plan is 666,666 shares of our common stock, plus the number of shares by which the 2005 Plan reserve is increased annually as described above.

The following types of shares issued under the 2005 Plan may again become available for the grant of new awards under the 2005 Plan: (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares withheld to satisfy income and employment withholding taxes; (c) shares used to pay the exercise price of an option in a net exercise arrangement and (d) shares tendered to us to pay the exercise price of an option. In addition, if a stock award granted under the 2005 Plan expires or otherwise terminates without being exercised in full, the shares of common stock not acquired pursuant to the stock award again become available for subsequent issuance under the 2005 Plan. Shares issued under the 2005 Plan may be previously unissued shares or shares reacquired in the market or otherwise.

As of June 15, 2006, options (net of canceled or expired options) covering an aggregate of 4,050 shares of common stock had been granted under the 2005 Plan, 15,341 shares of restricted stock had been granted under the 2005 Plan, and approximately 647,275 shares of common stock (plus any shares that might in the future be returned to the 2002 Stock Plan and the 2005 Plan as a result of the cancellation or expiration of options or the reacquisition of unvested shares of restricted stock) remained available for future grants under the 2005 Plan.

During the fiscal year ended March 31, 2006, Hoku granted options to purchase an aggregate of 9,816 shares of common stock under the 2005 Plan to employees and consultants at prices ranging from $7.73 to $9.81 per share and did not grant any options to our executive officers. All options granted under the 2005 Plan during fiscal 2006 were granted with exercise prices at least equal to 100% of the fair market value of our common stock on the date of the grant. As of July 24, 2006, the closing price of our common stock as reported on NASDAQ was $2.60 per share.

Terms of Options

Options may be granted under the 2005 Plan pursuant to stock option agreements adopted by the Board. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options may not be less than 100% of the fair market value of the stock on the date of grant.

Consideration. The exercise price of options granted under the 2005 Plan may, at the discretion of the Board, be paid in: (a) cash, check, or other cash equivalents, (b) pursuant to a broker-assisted cashless exercise, (c) by delivery of other shares of common stock, (d) pursuant to a “net exercise” arrangement pursuant to which the Hoku will reduce the number of shares of common stock issued upon exercise of the largest whole number of shares with a fair market value that does not exceed the exercise price or (e) in any other form of legal consideration acceptable to the Board.

Vesting. Options granted under the 2005 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Board. Vesting typically will occur during the optionee’s continued service with Hoku or an affiliate, whether such service is performed in the capacity of an employee, director, or consultant (collectively, “service”) and regardless of any change in the capacity of the service performed. Shares covered by different options granted under the 2005 Plan may be subject to different vesting terms.

Term. The Board has the authority to determine the term of an option under the 2005 Plan; however, the maximum term of incentive stock options granted under the 2005 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service. Options under the 2005 Plan generally terminate three months after termination of a participant’s service unless: (a) termination is due to the participant’s disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of termination; (b) the participant dies while still working for Hoku or within a specified period, if any, set forth in the applicable option agreement after termination of service, in which case the option may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option have passed; or (c) the option by its terms specifically provides otherwise. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term.

Restrictions on Transfer. Except as otherwise provided in the applicable stock option agreement, options under the 2005 Plan are not transferable other than by will or the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an option. A participant may also designate a beneficiary who may exercise an option following the participant’s death.

Terms of Stock Bonuses and Restricted Stock

Stock bonuses and restricted stock may be granted under the 2005 Plan pursuant to stock bonus or restricted stock agreements adopted by the Board. Individual stock bonus or restricted stock agreements may be more restrictive as to any or all of the permissible terms described below. Stock bonuses or restricted stock awards granted under the 2005 Plan may be issued in conjunction with other plans and arrangements adopted by Hoku, including the Fiscal 2007 Executive Incentive Compensation Plan. Please see the “Report of the Independent Members of the Board of Directors on Executive Compensation” for further information regarding the Fiscal 2007 Executive Incentive Compensation Plan.

Consideration. The Board may grant stock bonuses and restricted stock in consideration for: (a) cash, (b) past or future services rendered to Hoku or an affiliate, or (c) any other form of legal consideration acceptable to the Board.

Purchase Price. If the Board determines that a participant must pay a purchase price to receive a stock bonus or restricted stock award, the purchase price will be determined by the Board. To the extent required by applicable law, the price to be paid by a participant for restricted stock shall not be less than the par value of a share of common stock.

Vesting. Shares of stock acquired under a stock bonus or restricted stock award may, but need not, be subject to a repurchase option in favor of Hoku or forfeiture to Hoku in accordance with a vesting schedule as determined by the Board.

Termination of Service. Upon termination of a participant’s service, Hoku may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable stock bonus or restricted stock award.

Restrictions on Transfer. Rights to acquire shares under a stock bonus or restricted stock award may be transferred only upon such terms and conditions as may be set forth in the applicable stock award agreement.

Terms of Stock Appreciation Rights

Stock appreciation rights may be granted under the 2005 Plan pursuant to stock appreciation rights agreements adopted by the Board. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents.

Types of Stock Appreciation Rights. The Board determines the term of stock appreciation rights granted under the 2005 Plan. If a participant’s service relationship with Hoku, or any of our affiliates, ceases, then the participant, or his or her beneficiary, may exercise any vested stock appreciation right for three months, or such longer or shorter period specified in the stock appreciation right agreement, after the date the service relationship ends. In no event, however, may an option be exercised beyond the expiration of its term.

Strike Price. The Board determines the strike price for a stock appreciation right.

Exercise. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the difference between the per share fair market value of the common stock on the date of exercise and the exercise price and (b) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2005 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Board.

Terms of Stock Unit Awards

Any stock unit awards will be granted pursuant to stock unit award agreements adopted by the Board.

Consideration. Payment of any purchase price under a stock unit award may be made in any form permitted under applicable law; however, we may settle a payment due to a recipient of a stock unit award by cash, by delivery of shares of common stock, or by a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration determined by the plan administrator and set forth in the stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a stock unit award.

Vesting. Stock unit awards may, but need not, be subject to a repurchase option in favor of Hoku or forfeiture to Hoku in accordance with a vesting schedule as determined by the Board. The Board may at the time of the grant of a stock unit award, as it deems appropriate, impose such restrictions or conditions that delay the deliver of shares of common stock (or their cash equivalent) subject to a stock unit award after the vesting of such stock unit award.

Termination of Service. Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Restrictions on Transfer. Rights to acquire shares or other payment under a stock unit award agreement may not be transferred other than by will or by the laws of descent and distribution.

Terms of Performance Stock Awards

General. The 2005 Plan allows the Board to issue performance stock awards that qualify as performance-based compensation that are not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the issuance of such stock is approved by the “outside directors” as defined in Section 162(m) of the Code, and the grant, vesting, or exercise of one or more such awards is tied solely to the attainment of certain performance goals during a designed performance period.

Performance Goals. To assure that the compensation attributable to one or more performance awards will qualify as performance-based compensation that will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Board has the authority to structure one or more such stock awards to any salaried employee so that stock will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals. Such goals may be based on any one of, or combination of, the following: (a) earnings per share; (b) earnings before interest, taxes and depreciation; (c) earnings before interest, taxes, depreciation and amortization (EBITDA); (d) net earnings; (e) total stockholder return; (f) return on equity; (g) return on assets, investment, or capital employed; (h) operating margin; (i) gross margin; (j) operating income; (k) net income (before or after taxes); (l) net operating income; (m) net operating income after tax; (n) pre- and after-tax income; (o) pre-tax profit; (p) operating cash flow; (q) sales or revenue targets; (r) increases in revenue or product revenue; (s) expenses and cost reduction goals; (t) improvement in or attainment of expense levels; (u) improvement in or attainment of working capital levels; (v) economic value added; (w) market share; (x) cash flow; (y) cash flow per share; (z) share price performance; (aa) debt reduction; (bb) implementation or completion of projects or processes; (cc) customer satisfaction; (dd) total stockholder return; (ee) stockholders’ equity; and (ff) other measures of performance selected by the Board. Stockholder approval of this proposal will also constitute approval of the foregoing pre-established performance goals for purposes of Section 162(m) of the Code.

Annual Limitation. The maximum benefit to be received by a participant in any calendar year attributable to performance stock awards may not exceed 333,333 shares of common stock.

Terms of Other Awards

The Board may grant other awards based in whole or in part by reference to our common stock. The Board will set the number of shares under the award, the purchase price, if any, the timing of exercise and vesting and any repurchase rights associated with those awards. Unless otherwise specifically provided for in the award agreement, these awards may not be transferred other than by will or by the laws of descent and distribution.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by: (a) causing the participant to tender a cash payment, (b) withholding a portion of the shares otherwise issuable to the participant, or (c) some other method as may be set forth in the stock award agreement.

Changes to Capital Structure

In the event any change is made in the shares subject to the 2005 Plan or any stock award granted thereunder, whether through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise, the Board will appropriately adjust: (a) the class(es) and maximum number of shares subject to the 2005 Plan, (b) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year, (c) the maximum number of shares for which any participant may be granted options and stock appreciation rights per calendar year, (d) the class(es) and number of securities subject to each outstanding stock award under the 2002 Stock Plan that are added from time to time to the share reserve of the 2005 Plan, (e) the class(es) and number of shares and the price per share in effect under each outstanding stock award under the 2005 Plan and (f) the classes and maximum number of securities that may be issued pursuant to the exercise of incentive stock options.

Liquidation or Dissolution; Significant Corporate Transactions; Changes in Control

In the event of a liquidation or dissolution of Hoku, all outstanding stock awards shall terminate immediately prior to the completion of the liquidation or dissolution. However, the Board may, in its sole discretion, cause some or all of the stock awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture before the liquidation or dissolution is completed.

In the event of certain significant corporate transactions, outstanding stock awards under the 2005 Plan may be assumed, continued, or substituted by any surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then: (a) with respect to any such stock awards that are held by individuals then performing services for Hoku or our affiliates, the vesting and exercisability provisions of such stock awards will be accelerated in full and such stock awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (b) all other outstanding stock awards will be terminated if not exercised prior to the effective date of the corporate transaction. If repurchase or forfeiture rights are not assigned, then the stock awards will become fully vested.

A significant corporate transaction will be deemed to occur in the event of: (a) the sale or disposition of substantially all of the assets of Hoku and its subsidiaries, if any, (b) a merger or consolidation in which Hoku is not the surviving corporation, (c) sale or other disposition of at least 90% of the outstanding securities of Hoku, or (d) a reverse merger in which Hoku is the surviving corporation, but shares of common stock are converted into other property by virtue of the corporate transaction.

Our Board has the discretion to provide that a stock award under the 2005 Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change of control transactions, whether or not the stock award is assumed, continued or substituted by a surviving or acquiring entity in the transaction or (b) in the event a participant’s service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of certain specified change of control transactions. Stock awards held by participants under the 2005 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

The acceleration of stock awards in connection with significant corporate transactions and changes in control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Hoku.

Duration, Termination and Amendment

The Board may suspend or terminate the 2005 Plan at any time. The 2005 Plan is scheduled to terminate no later than March 23, 2015. No rights may be granted under the 2005 Plan while the 2005 Plan is suspended or after it is terminated.

Federal Income Tax Information

The following is a summary of the principal U.S. federal income taxation consequences to participants and Hoku with respect to participation in the 2005 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. Incentive stock options granted under the 2005 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or Hoku by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Hoku will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of: (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Bonuses and Restricted Stock. Upon receipt of a stock bonus or restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a stock bonus or restricted stock award are unvested and subject to repurchase by Hoku in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Hoku’s repurchase right lapses, an amount equal to the excess of: (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of: (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and Hoku will be required to satisfy certain tax withholding requirements applicable to such income. Hoku will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a stock bonus or restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Unit Awards. No taxable income is recognized upon receipt of a stock unit award. In general, the participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Hoku is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, Hoku will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Potential Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Hoku, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if: (a) such awards are granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (b) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (c) the per-employee limitation is approved by the stockholders, and (d) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. It is intended that all options and stock appreciation rights granted with a strike price at least 100% of the fair market value of the stock subject to the stock appreciation right on the date of grant qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

Compensation attributable to performance stock awards will qualify as performance-based compensation, provided that: (a) the award is granted by a compensation committee or committee of the Board comprised solely of “outside directors,” (b) the award is granted (or vests) only upon the achievement of an objective performance goal established in writing by a compensation committee or committee of the Board comprised solely of “outside directors,” while the outcome is substantially uncertain, (c) a compensation committee or committee of the Board comprised solely of “outside directors” certifies in writing prior to the grant or vesting of the award that the performance goal has been satisfied, and (d) prior to the grant of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the our common stock as of June 15, 2006 by:

•	each director and the nominee for director;

•	each of our executive officers; and

•	all executive officers, directors and the nominee as a group.

As of June 15, 2006, other than Dustin M. Shindo, our Chairman of the Board, President and Chief Executive Officer, and Karl M. Taft III, our Chief Technology Officer, we are not aware of any single stockholder that holds more than 5% of our outstanding capital stock. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707.

Beneficial Owner	Shares Issuable Pursuant to Options Exercisable Within 60 days of June 15, 2006	Shares of Common Stock Beneficially Owned(1)	Percent
Dustin M. Shindo(2)	—	4,300,000	26.2%
Karl M. Taft III(3)	33,333	1,008,333	6.1
Kenton T. Eldridge(4)	33,333	99,999	*
Lloyd M. Fujie	—	—	—
Karl E. Stahlkopf	33,333	33,333	*
Paul K. Yonamine	19,259	19,259	*
Darryl S. Nakamoto	53,333	53,333	*
Scott B. Paul	123,333	123,333	*
All executive officers ,directors and the nominee as a group (8 persons)	295,924	5,637,590	33.7%

*	Less than one percent.
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, options and warrants to purchase shares of our common stock that are exercisable within 60 days of June 15, 2006 are deemed to be beneficially owned by the persons holding these options and warrants for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Applicable percentages are based on 16,437,541 shares outstanding on June 15, 2006, adjusted as required by rules promulgated by the SEC.
(2)	Represents shares held in the Dustin M. Shindo Trust dated September 23, 2005.
(3)	Includes shares held in the Karl M. Taft III Trust dated November 25, 2005.
(4)	Includes shares held in the Kenton T. Eldridge, Trustee of the Kenton T. and Hannelore G. Eldridge Trust dated Sept. 1984.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, or the 1934 Act, requires Hoku’s directors and executive officers, and persons who own more than ten percent of a registered class of Hoku’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Hoku. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Hoku with copies of all Section 16(a) forms they file.

To Hoku’s knowledge, based solely on a review of the copies of such reports furnished to Hoku and written representations that no other reports were required, during the fiscal year ended March 31, 2006, and all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

AUDIT COMMITTEE AND INDEPENDENT AUDITOR INFORMATION

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Hoku Scientific, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

The Audit Committee operates under a written charter adopted by the Board in March 2005. A copy of the Audit Committee Charter may be found on Hoku’s corporate website at www.hokuscientific.com under Company Information in the “Corporate Governance” section and is attached as Annex A to this proxy statement. The current members of the Audit Committee are Kenton T. Eldridge, Karl E. Stahlkopf and Paul K. Yonamine, each of whom meets the independence standards established by NASDAQ and is an audit committee financial expert as defined in the applicable rules and regulations promulgated pursuant to the 1934 Act.

As is more fully described in its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Hoku. The Audit Committee reviews the results and scope of the audit and other services provided by the independent registered public accounting firm and reviews financial statements and the accounting policies followed by Hoku prior to the issuance of the financial statements with both management and the independent registered public accounting firm.

Management is responsible for the financial reporting process, the preparation of financial statements in accordance with U.S. generally accepted accounting principles, or GAAP, the system of internal control over financial reporting, and the procedures designed to facilitate compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP, Hoku’s independent registered public accounting firm for fiscal 2006, was responsible for performing an independent audit of the financial statements in accordance with GAAP and issuing a report thereon as of March 31, 2006. Their judgments as to the quality, not just the acceptability, of Hoku’s accounting principles and such other matters are required to be disclosed to the Audit Committee under applicable accounting standards. It is the Audit Committee’s responsibility to oversee these processes. Also, the Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, terminate the independent registered public accounting firm, including the approval of audit fees and non-audit services provided by and fees paid to the independent registered public accounting firm.

The Audit Committee members are not auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. It is not the duty of the Audit Committee to plan or conduct audits, to determine that Hoku’s financial statements are complete and accurate and in accordance with GAAP, or to assess Hoku’s internal control over financial reporting. The Audit Committee relies, without independent verification, on the information provided by Hoku and on the representations made by management that the financial statements have been prepared with integrity and objectivity, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with GAAP.

In this context, the Audit Committee reviewed and discussed the audited financial statements for fiscal 2006 with management and Ernst & Young LLP. Specifically, the Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as well as the auditor’s independence from management and Hoku, including the matters in the written disclosures and the letter from the independent registered public accounting firm received by the Audit Committee in accordance with the requirements of the Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the provision of certain permitted non-audit services by the Ernst & Young LLP is compatible with Ernst & Young LLP’s independence and discussed Ernst & Young LLP’s independence with Ernst & Young LLP.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report for fiscal 2006.

AUDIT COMMITTEE

Paul K. Yonamine, Chairman

Kenton T. Eldridge

Karl E. Stahlkopf

Principal Accountant Fees and Services

The following table represents aggregate fees billed to Hoku for the fiscal years ended March 31, 2006 and 2005 by Ernst & Young LLP.

	Fiscal Year Ended March 31,
	2006	2005
Audit Fees	$321,462	$—
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$321,462	$—

Audit Fees. Consists of fees billed for professional services rendered for the audit of Hoku’s financial statements, review of interim financial statements, and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. We did not engage Ernst & Young LLP to perform any audit-related services during fiscal 2005 or 2006.

Tax Fees. We have engaged Ernst & Young LLP to perform tax compliance, tax planning and tax advice services related to fiscal 2006; however, such services have not yet been rendered.

All Other Fees. We did not engage Ernst & Young LLP to perform any services during fiscal 2005 or 2006 other than the services described above.

All the fees described above were pre-approved by our Audit Committee. The Audit Committee has determined that the rendering of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Change in Independent Registered Public Accounting Firm during Fiscal 2006

On December 21, 2005, the Audit Committee of the Board approved the appointment of Ernst & Young LLP as our independent registered public accounting firm to audit Hoku’s financial statements for the fiscal year ending March 31, 2006 in place of KPMG LLP.

In connection with KPMG LLP’s financial audits of the fiscal years ended March 31, 2004 and 2005, KPMG LLP identified in a report to our Audit Committee a “reportable condition,” which primarily related to the fact that we did not have the appropriate financial management and reporting infrastructure in place to accurately and properly record and provide comprehensive financial information in accordance with GAAP. KPMG LLP advised that, as a result, a number of material audit adjustments to our financial statements were identified during the course of the audit. Had we at the time been a publicly-traded company, this “reportable condition” would have been characterized as a “material weakness” in internal controls as defined by Securities Exchange Act Rule 13a-15(e) and 15(d)-15(e). In order to address the reportable condition, we retained a controller on a part-time consulting basis in July 2005, who became a full-time employee in August 2005. We also undertook to further develop and document our accounting policies and financial reporting procedures. Our management reported to the Audit Committee the identification of the reportable condition identified by KPMG LLP, and KPMG LLP discussed the reportable condition with the Audit Committee. We authorized KPMG LLP to respond fully to the inquiries of Ernst & Young LLP concerning the subject matter of the reportable condition.

In connection with our audits for the fiscal years ended March 31, 2004 and 2005, and in the subsequent period before KPMG LLP’s dismissal on December 21, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused KPMG LLP to report the disagreement if it had not been resolved to the satisfaction of KPMG LLP. KPMG LLP’s reports on the financial statements for the fiscal years ended March 31, 2004 and 2005, included in the Form S-1 (File No. 333-124423), did not contain an adverse opinion or disclaimer of an opinion and were qualified or modified as to uncertainty, audit scope or accounting principles. KPMG LLP’s letter to the SEC stating its agreement with the statements in this paragraph is filed as an exhibit to our Current Report on Form 8-K filed on December 28, 2005.

During the fiscal years ended March 31, 2004 and 2005 and any subsequent interim period before our engagement of Ernst & Young LLP, we did not consult with Ernst & Young LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on our financial statements.

The following table represents aggregate fees billed to Hoku for the fiscal years ended March 31, 2006 and 2005 by KPMG LLP.

	Fiscal Year Ended March 31,
	2006	2005
Audit Fees	$588,874	$170,000
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$588,874	$170,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of Hoku’s financial statements, review of interim financial statements, assistance with registration statements filed with the Securities and Exchange Commission, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. We did not engage KPMG LLP to perform any audit-related services during fiscal 2005 or 2006.

Tax Fees. We did not engage KPMG LLP to perform any tax compliance, tax planning or tax advice services during fiscal 2005 or 2006.

All Other Fees. We did not engage KPMG LLP to perform any services during fiscal 2005 or 2006 other than the services described above.

Because Hoku’s initial public offering commenced on August 5, 2005, our Audit Committee was not required to, and did not pre-approve, all of the fees described above in fiscal 2005 and 2006. After the commencement of our initial public offering, our Audit Committee began pre-approving all audit and permissible non-audit services by KPMG LLP and subsequently Ernst & Young LLP, and has pre-approved all new services since that time.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL 2007

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2007 and the Board has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the 2006 Annual Meeting. Ernst & Young LLP has audited Hoku’s financial statements since December 2005. Representatives of Ernst & Young LLP are expected to be present at the 2006 Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Hoku and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the 2006 Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

REPORT OF THE INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Hoku Scientific, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Introduction

Our executive compensation policies and practices are established and administered by the independent members of our Board, which include Messrs. Eldridge and Yonamine and Dr. Stahlkopf, collectively the Independent Members.

Philosophy

The Independent Members have implemented compensation policies, plans and programs that seek to enhance stockholder value by aligning the financial interests of Hoku’s executive officers with those of the stockholders. The overall goal of the Independent Members is to develop compensation practices that will allow Hoku to attract and retain the people needed to define, create and market industry-leading products and services. Hoku also provides significant equity-based compensation pursuant to our 2005 Equity Incentive Plan, or the 2005 Plan. The 2005 Plan is designed to provide a longer-term incentive to management to increase revenues, provide quality returns on investment, enhance stockholder value and contribute to Hoku’s long-term growth. Hoku also pays cash bonuses to executive officers based on meeting performance goals.

Compensation Plans

Our executive compensation is based on three components, each of which is intended to support the overall compensation philosophy.

Base Salary

The Independent Members recognize the importance of maintaining compensation levels competitive with other leading technology companies with which Hoku competes for personnel. The Independent Members have maintained the base salary component of executive compensation at it believes to be below industry medians and compensated for the lower salaries with performance bonuses as discussed below. The Independent Members review with the Chief Executive Officer an annual salary plan for Hoku’s executive officers, other than the Chief Executive Officer. The annual salary plan is modified as deemed appropriate and approved by the Independent Members. The annual salary plan also takes into account past performance and expected future contributions of the individual executive.

Equity Incentives

Long-term equity incentives are provided through grants of stock options to executive officers and other employees pursuant to our 2005 Plan. This component of compensation is intended to retain and motivate employees to improve the performance of our common stock. The Independent Members believe this element of the total compensation program directly links the optionee’s interests with those of the stockholders and our long-term value. Stock options are granted at not less than fair market value and have value only if our stock price increases. Stock options granted generally become exercisable at a rate of 25% beginning on the first anniversary of the vesting commencement date, with the remainder vesting on a monthly basis over the following three years. Options terminate 10 years after the date of grant. Based upon the level of equity incentives granted prior to fiscal 2006 and the stock ownership of Hoku’s Chief Executive Officer, no stock options were granted to Hoku’s executive officers during fiscal 2006. On July 24, 2006, Darryl S. Nakamoto, Scott B. Paul and Karl M. Taft III were each granted an option to purchase 60,000 shares of our common stock. Such options shall commence vesting on the second anniversary of the date of grant and shall vest thereafter on a monthly basis for three years until the fifth anniversary of the date grant. The options have an exercise price of $2.60 per share, the closing price of our common stock as reported on the Nasdaq Global Market on July 24, 2006. Hoku’s executive officers did receive stock awards pursuant to the Calendar Year 2005 Executive Incentive Compensation Plan discussed below.

Executive Incentive Compensation Plans

Calendar Year 2005 Executive Incentive Compensation Plan. In July 2005, the Independent Members approved the Calendar Year 2005 Executive Incentive Compensation Plan, or the 2005 Compensation Plan. Each incentive payment under the 2005 Compensation Plan was originally to have been split such that 50% was allocated to cash and 50% was allocated to a fully-vested stock award to be issued pursuant to the 2005 Compensation Plan. In determining bonus amounts under the 2005 Compensation Plan consideration was given to Hoku’s performance and individual performance. The corporate performance targets, as determined by the Independent Members, were:

•	Revenue, net income and stockholder value targets;

•	Product development targets;

•	Business development targets; and

•	Corporate best practices targets.

In December 2005, the Independent Members approved payments under the 2005 Compensation Plan and determined that 80% of the payment was to be allocated to cash and 20% was to be allocated to a fully-vested stock award. The Independent Members further determined, based upon their review of the corporate performance targets that each executive officer would receive an incentive payment equal to 120% of that executive officer’s annual base salary as of July 8, 2005 (the maximum amount allowed under the 2005 Compensation Plan). Please see “Executive Compensation—Summary of Compensation” for actual amounts awarded pursuant to the 2005 Compensation Plan.

Fiscal 2007 Executive Incentive Compensation Plan. In July 2006, the Independent Members approved the Fiscal 2007 Executive Incentive Compensation Plan, or the 2007 Compensation Plan. Each incentive payment under the 2007 Compensation Plan may consist of either a cash payment, a stock award pursuant to the 2005 Equity Incentive Plan, or both, at the sole discretion of the Independent Members. The Independent Members shall ultimately determine the amounts and the timing of the issuance of any stock awards under the 2005 Equity Incentive Plan in their sole discretion. An executive officer may receive an incentive payment if the corporate targets are achieved, as determined in the sole discretion of the Independent Members.

For fiscal 2007, each executive officer’s incentive payment, except for the Chief Executive Officer’s incentive payment, will be split among five categories of corporate targets as follows, as determined by the Independent Members:

•	Business development and technical successes for Hoku Fuel Cells;

•	Business development successes for Hoku Materials;

•	Securing key supplies for Hoku Solar;

•	Increasing stockholder value; and

•	Successful completion of corporate governance initiatives.

The maximum amount of an incentive payment an executive officer may receive upon achievement of the corporate targets is 200% of the executive officer’s base salary as of April 1, 2006. The amount of incentive payment allocated to each of the above categories may be weighted differently for each executive officer. The amount of the Chief Executive Officer’s incentive payment shall be calculated by applying the average incentive payment received by the other executive officers as a percentage of such executive officers’ base salary to the Chief Executive Officer’s base salary.

The Independent Members believe that the programs described above provide compensation that is competitive with comparable emerging technology companies, link executive and stockholder interests and provide the basis to attract and retain qualified executives. The Independent Members will continue to monitor the relationship among executive compensation, Hoku’s performance and stockholder value.

Chief Executive Officer Compensation

The Independent Members used the procedures described above in setting the annual salary, bonus and equity awards for Dustin M. Shindo, the Chairman of the Board, President and Chief Executive Officer. For fiscal 2006, Mr. Shindo’s base salary was $240,000. In December 2005, Mr. Shindo received a cash bonus of $230,400 under the 2005 Compensation Plan and received a fully-vested stock award of 6,227 shares of common stock with a cash value on the award date of $57,600. Mr. Shindo’s base salary for fiscal 2007 remains $240,000 and Mr. Shindo is eligible to receive an incentive payment comprised of a cash bonus and stock award under the 2007 Compensation Plan as described above. The Independent Members reviewed and established Mr. Shindo’s base salary based on their assessment of his past performance and their expectation as to his future contributions in directing Hoku’s long-term success. The Independent Members intend to continue to monitor Mr. Shindo’s compensation level in light of his performance and the compensation levels of executives at comparable companies.

Federal Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, limits Hoku to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code.

Section 162(m) and applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts adopted prior to the time a company becomes publicly held. Therefore, the Independent Members have not yet established a policy for determining which forms of incentive compensation awarded to Hoku’s executive officers shall be designed to qualify as “performance-based compensation.” The Independent Members intend to continue to evaluate the effects of the statute and any applicable Treasury regulations and to comply with Section 162(m) of the Code in the future to the extent consistent with Hoku’s best interests.

INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS

Kenton T. Eldridge

Karl E. Stahlkopf

Paul K. Yonamine

Compensation Committee Interlocks and Insider Participation

We do not have a separate compensation committee. Until our initial public offering in August 2005, Messrs. Shindo and Taft participated in deliberations of our Board concerning executive officer compensation. Please see “Compensation Policy” above. None of our executive officers currently serves, or has served during fiscal 2006, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table shows for the fiscal years ended March 31, 2005 and 2006 the compensation earned by Hoku’s Chief Executive Officer and our other three most highly compensated executive officers at March 31, 2006, or the Named Executive Officers:

Name and Principal Position	Fiscal Year	Annual Compensation			Long-Term Compensation
		Salary ($)	Bonus ($)		Restricted Stock Awards($)		Securities Underlying Options(#)
Dustin M. Shindo Chairman of the Board, President and Chief Executive Officer	2006 2005	$240,000 222,500	$230,400 12,400	(1)	$57,595 —	(2)	— —

Karl M. Taft III Chief Technology Officer	2006 2005	90,000 90,000	86,400 6,840	(1)	21,598 —	(2)	— —

Scott B. Paul Vice President, Business Development and General Counsel	2006 2005	90,000 90,000	86,400 7,200	(1)	21,598 —	(2)	— 53,333

Darryl S. Nakamoto Chief Financial Officer, Treasurer and Secretary	2006 2005	76,500 12,490	74,120 —	(1)	17,273 —	(2)	— 53,333

(1)	Cash incentive payment pursuant to the Calendar Year 2005 Executive Incentive Compensation Plan. Please see “Report of the Independent Members of the Board of Directors on Executive Compensation” for further information. Mr. Nakamoto also received a $5,000 cash bonus in connection with his efforts with respect to our August 2005 initial public offering.
(2)	The stock awards were fully-vested on the award date. Mr. Shindo received 6,262 shares. Mr. Taft received 2,334 shares. Mr. Paul received 2,334 shares. Mr. Nakamoto received 1,867 shares. The number of shares of common stock subject to the stock award was determined by dividing the cash value of the stock award by the closing price of Hoku’s common stock as reported on NASDAQ on January 23, 2006, or $9.25 per share.

STOCK OPTION GRANTS AND EXERCISES

We grant options to our executive officers under our 2005 Plan and prior to our initial public offering, we granted options under our 2002 Stock Plan. As of June 15, 2006, options to purchase a total of 4,050 shares and 528,538 shares were outstanding under the 2005 Plan and 2002 Stock Plan, respectively, and options to purchase 647,275 shares remained available for grant under the 2005 Plan.

Option Grants in Fiscal 2006

The Named Executive Officers did not receive any stock option grants during fiscal 2006.

Aggregated Option Exercises in Fiscal 2006 and Option Values at March 31, 2006

The following table presents the aggregate options exercised during fiscal 2006, as well as the number of value of securities underlying unexercised options that are held by each Named Executive Officer as of March 31, 2006. All such stock options may be exercised prior to vesting, subject to our right of repurchase in the event the Named Executive Officer’s service to Hoku terminates prior to vesting.

Amounts shown under the heading “Value Realized” are based on the fair market value of our common stock on the exercise date as reported on NASDAQ, less the aggregate exercise price.

Amounts shown under the column “Value of Unexercised In-the-Money Options at March 31, 2006” are based on a price of $6.40 per share, which was the closing price of our common stock on NASDAQ on March 31, 2006, the last trading day of fiscal 2006, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares. The exercise price of each option was equal to the closing price of our common stock as reported by NASDAQ for the last market-trading day prior to the date of grant, and therefore, the value of the unexercised in-the-money options is derived from the increase in the price of our common stock from the exercise price.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at March 31, 2006 (#)		Value of Unexercised In-the-Money Options at March 31, 2006 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dustin M. Shindo	—	—	—	—	—	—
Karl M. Taft III	—	—	33,333	—	$210,831	—
Scott B. Paul	10,000	$78,650	123,333	—	768,581	—
Darryl S. Nakamoto	—	—	53,333	—	313,331	—

CHANGE OF CONTROL AGREEMENT

Scott B. Paul

Scott B. Paul, our Vice President, Business Development and General Counsel, was granted an option to purchase 80,000 shares of our common stock at an exercise price of $0.075 per share in July 2003. In April 2004, Mr. Paul was granted an option to purchase 20,000 shares of our common stock at an exercise price of $0.15 per share. In December 2004, Mr. Paul was granted an option to purchase 33,333 shares of our common stock at an exercise price of $0.375 per share. Each of Mr. Paul’s stock option agreements were amended to provide that, if Mr. Paul is terminated without cause within 18 months of a change of control, 1/2 of his unvested shares would become vested on the date of termination.

EQUITY COMPENSATION PLAN INFORMATION

The number of shares issuable upon exercise of outstanding stock options, the weighted-average exercise price of the outstanding options, and the number of stock options remaining for future issuance for each of our equity compensation plans as of March 31, 2006 are summarized as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders(1)	542,864	$1.02	(3)	1,240,789	(4)
Equity compensation plans not approved by security holders(2)	—	—		—

Total	542,864	$1.02	(3)	1,240,789	(4)

(1)	This row includes our 2002 Stock Plan, 2005 Equity Incentive Plan, and 2005 Non-Employee Directors’ Stock Option Plan.
(2)	All of our equity compensation plans have been approved by our stockholders.
(3)	Represents weighted average exercise price of outstanding options only.
(4)	The number of shares of common stock reserved for issuance under our 2005 Equity Incentive Plan will automatically increase on April 1st of each year, from 2006 through 2014, in an amount equal to the lesser of 133,333 shares of our common stock or the number of shares of common stock granted pursuant to stock awards in the prior fiscal year. The number of shares of our common stock reserved for issuance under our 2005 Non-Employee Directors’ Stock Option Plan will automatically increase on April 1st of each year, from 2006 through 2014, by the number of shares of common stock subject to options granted during the preceding fiscal year, less the number of shares that reverted back to the share reserve during the preceding fiscal year. Our Board has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased under both plans prior to the last day of any fiscal year.

PERFORMANCE MEASUREMENT COMPARISON

The following graph shows the total stockholder return of an investment of $100 in cash on August 5, 2005 (the date our common stock began trading on NASDAQ) for:

•	our common stock,

•	the NASDAQ Stock Market (U.S. & Foreign), and

•	the Russell 3000 Technology.

Historical stock price performance is not necessarily indicative of future stock price performance.

All values assume reinvestment of the full amount of all dividends.

This section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Hoku Scientific, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Registration Rights Agreement

We have entered into an agreement with certain purchasers of our common stock, including directors and executive officers and the purchasers of our Series A and Series C preferred stock, including entities with which certain of our directors are affiliated, that provides for certain rights relating to the registration of their shares of common stock that were issued upon conversion of their preferred stock upon the closing of our initial public offering in August 2005. The directors and executive officers that are parties to this agreement are Dustin M. Shindo and Karl M. Taft III.

Change of Control Arrangement

We have entered into a stock restriction and change of control agreement with Scott B. Paul, an executive officer. For information regarding this agreement, see “Change of Control Agreement.”

Related Party Transaction

Ryan Shindo, our Director of Operations, is the brother of Dustin M. Shindo, our Chairman of the Board, President and Chief Executive Officer. Ryan Shindo has an annual salary of $34,111 and received a stock award of 1,000 shares of common stock in fiscal 2006, with a fair market value on the date of award of $6,400.

We believe that all of the transactions described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Director and Officer Indemnification

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors. In addition, as permitted by our bylaws, we have entered into agreements to indemnify our directors and executive officers to the fullest extent permitted under Delaware law.

All future transactions between us and our executive officers, directors, principal stockholders and their affiliates will be approved by a majority of our Board, including a majority of the independent and disinterested directors in these transactions.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Hoku stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Secretary, Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707 or contact Darryl S. Nakamoto at (808) 682-7800. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the 2006 Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Dustin M. Shindo

Dustin M. Shindo,

Chairman of the Board, President and Chief Executive Officer

July 28, 2006

A copy of Hoku’s Annual Report to the Securities and Exchange Commission for the fiscal year ended March 31, 2006 is available without charge upon written request to: Secretary, Hoku Scientific, Inc., 1075 Opakapaka Street, Kapolei, Hawaii 96707. A copy of Hoku’s Annual Report may also be obtained at www.hokuscientific.com

APPENDIX A

AUDIT COMMITTEE CHARTER

HOKU SCIENTIFIC, INC.

I. Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of HOKU SCIENTIFIC, INC. (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to: (i) the Company’s corporate accounting, financial reporting practices and audits of financial statements; (ii) the Company’s systems of internal accounting and financial controls; (iii) the quality and integrity of the Company’s financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants engaged as the Company’s independent outside auditors (the “Auditors”).

II. Composition and Meetings

A. Composition. Until such time as the Company is subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Reporting Date”), the Committee shall consist of at least two (2) members of the Board. On and after the Reporting Date, the Committee shall consist of at least three (3) members of the Board. No Committee member shall be an employee of the Company and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board, in accordance with the applicable independence requirements of The Nasdaq Global Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”), including any exceptions permitted by such requirements. Each member shall meet such other qualifications for membership on an audit committee as Nasdaq may promulgate from time to time, including being able to read and understand fundamental financial statements at the time of appointment. At least one member shall satisfy any applicable Nasdaq and SEC financial experience requirements as in effect from time to time. The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board. The Committee’s Chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee.

B. Meetings. The Committee will hold at least four (4) regular meetings per year and additional meetings as the Committee deems appropriate. Meetings may be called by the Chairperson of the Committee or the Chairman of the Board.

III. Minutes and Reports

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairperson of the Committee will report to the Board from time to time, or whenever so requested by the Board.

IV. Authority

The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to retain, at the Company’s expense, advice and assistance from internal and external legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Company shall make available to the Committee all funding necessary for the Committee to carry out its duties, including, without limitation, the payment of such expenses. The Committee shall have authority to require that any of the Company’s personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

V. Responsibilities

The operation of the Committee will be subject to the provisions of the Bylaws of the Company and Delaware General Corporation Law, each as in effect from time to time. The Committee shall oversee the Company’s financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation, retention and oversight of the Auditors and shall report the results of its activities to the Board. The Committee’s functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee’s purpose, the Committee shall, to the extent the Committee deems necessary or appropriate, be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

1. Evaluation and Retention of Auditors. To evaluate the performance of the Auditors, to assess their qualifications (including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new Auditors for the ensuing year.

2. Approval of Audit Engagements. To determine and approve engagements of the Auditors, prior to commencement of such engagement, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the compensation to be paid to the Auditors, which approval may be pursuant to pre-approval policies and procedures, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

3. Approval of Non-Audit Services. To determine and approve engagements of the Auditors, prior to commencement of such engagement (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to pre-approval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of pre-approval authority to one or more Committee members so long as any such pre-approval decisions are presented to the full Committee at the next scheduled meeting.

4. Audit Partner Rotation. To monitor the rotation of the partners of the Auditors on the Company’s audit engagement team as required by applicable laws and rules.

5. Auditor Conflicts. At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

6. Audited Financial Statement Review. On and after the Reporting Date, to review, upon completion of the audit, the financial statements, including the related notes and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations, proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

7. Annual Audit Results. To discuss with management and the Auditors the results of the annual audit, including the Auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

8. Quarterly Results. On and after the Reporting Date, to discuss with management and the Auditors the results of the Auditors’ review of the Company’s quarterly financial statements, including the related notes and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Audit Committee by the Auditors under generally accepted auditing standards.

9. Accounting Principles and Policies. To review with management and the Auditors significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

10. Risk Assessment and Management. To review and discuss with management and the Auditors, as appropriate, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures.

11. Management Cooperation with Audit. To review with the Auditors any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management’s response, if any.

12. Management Letters. To review with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management’s response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

13. Disagreements Between Auditors and Management. To review with the Auditors and management any conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any such conflicts regarding financial reporting.

14. Internal and Financial Reporting Controls. To confer with the Auditors and with the management of the Company regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies.

15. Separate Sessions. Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

16. Complaint Procedures. To establish procedures, when and as required by applicable laws and rules, or as otherwise deemed appropriate by the Committee, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17. Regulating and Accounting Initiatives. To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

18. Related Party Transactions. To review and approve related-party transactions and review other issues arising under the Company’s Code of Conduct or similar policies as required by Nasdaq rules.

19. Investigations. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

20. Proxy Report. On and after the Reporting Date, to prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

21. Annual Charter Review. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

22. Report to Board. To report to the Board of Directors with respect to material issues that arise regarding the quality or integrity of the Company’s financial statements, the performance or independence of the Company’s Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

23. General Authority. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

The Auditors shall be ultimately accountable to the Committee, as representatives of the Company’s stockholders. It shall be management’s responsibility to prepare the Company’s financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. It is not the duty of the Audit Committee to (1) plan or conduct audits; (2) determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; (3) to resolve disagreements, if any, between management and the outside auditors; or (4) to assure compliance with laws and regulations and the Company’s policies generally. Furthermore, it is the responsibility of the CEO and senior management to avoid and minimize the Company’s exposure to risk, and while the Audit Committee is responsible for reviewing with management the guidelines and policies to govern the process by which risk assessment and management is undertaken, the Audit Committee is not the sole body responsible.

HOKU SCIENTIFIC, INC.

2005 EQUITY INCENTIVE PLAN

ADOPTED: MARCH 24, 2005

APPROVED BY STOCKHOLDERS: JULY 11, 2005

AMENDED BY THE BOARD: JULY 17, 2006

SUBJECT TO APPROVAL BY STOCKHOLDERS:

TERMINATION DATE: MARCH 23, 2015

1. GENERAL.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors, and Consultants.

(b) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards, and (vii) Other Stock Awards.

(c) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2. DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

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(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any material contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Hoku Scientific, Inc., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

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(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership or other entity.

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(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(w) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

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(x) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(aa) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(cc) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(dd) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ee) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ff) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(hh) “Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization (EBITDA); (iv) net earnings; (v) total shareholder return; (vi) return on equity; (vii) return on assets, investment,

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or capital employed; (viii) operating margin; (ix) gross margin; (x) operating income; (xi) net income (before or after taxes); (xii) net operating income; (xiii) net operating income after tax; (xiv) pre- and after-tax income; (xv) pre-tax profit; (xvi) operating cash flow; (xvii) sales or revenue targets; (xviii) increases in revenue or product revenue; (xix) expenses and cost reduction goals; (xx) improvement in or attainment of expense levels; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) customer satisfaction; (xxx) total stockholder return; (xxxi) stockholders’ equity; and (xxxii) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(ii) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or a relevant index. The Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

(jj) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Board may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award.

(kk) “Plan” means this Hoku Scientific, Inc. 2005 Equity Incentive Plan.

(ll) “Prior Plan” means the Company’s 2002 Stock Plan in effect immediately prior to the effective date of the Plan as set forth in Section 14.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn) “Securities Act” means the Securities Act of 1933, as amended.

(oo) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

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(pp) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(qq) “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award, or any Other Stock Award.

(rr) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(ss) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(tt) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(uu) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(vv) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(ww) “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(xx) “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(yy) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

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(zz) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3. ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan shall be granted Stock Awards; (2) when and how each Stock Award shall be granted; (3) what type or combination of types of Stock Award shall be granted; (4) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan; (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (a) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (b) a Stock Purchase Award, (c) a Stock Bonus Award, (d) a Stock Appreciation Right, (e) a Stock Unit Award, (f) an Other Stock Award, (g) cash, and/or (h) other valuable consideration (as determined by the Board, in its sole discretion); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(iv) To amend the Plan or a Stock Award as provided in Section 12.

(v) To terminate or suspend the Plan as provided in Section 13.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

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(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Stock Awards and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Officers and Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 3(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2(t)(ii) above.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate six hundred sixty-six thousand six hundred sixty-six (666,666) shares of Common Stock; provided, however, that such share reserve shall be increased from time to time by the number of shares of Common Stock that (i) are issuable

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pursuant to stock awards outstanding under the Company’s Prior Plan as of the effective date of the Plan (as set forth in Section 14), and (ii) but for the termination of the Prior Plan as of the effective date of the Plan, would otherwise have reverted to the share reserve of the Prior Plan. In addition, the number of shares of Common Stock available for issuance under the Plan shall automatically increase on April 1st of each year commencing in 2006 and ending on (and including) April 1, 2014, in an amount equal to the lesser of (i) one hundred thirty-three thousand three hundred thirty-three (133,333) shares of Common Stock or (ii) the number of shares of Common Stock granted pursuant to Stock Awards in the prior fiscal year. Notwithstanding the foregoing, the Board may act prior to the first day of any fiscal year, to increase the share reserve by a number of shares of Common Stock as the Board shall determine, which number shall be less than each of (i) and (ii).

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, or if any shares of Common Stock are cancelled in accordance with the cancellation and regrant provisions of Section 3(b)(iii), then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be six hundred sixty-six thousand six hundred sixty-six (666,666) shares of Common Stock plus the amount of any increase in the number of shares that may be available for issuance pursuant to Stock Awards pursuant to Section 4(a).

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5. ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten

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percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Stock Award is granted covering more than three hundred thirty-three thousand three hundred thirty three (333,333) shares of Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. The Board shall determine the term of an Option; provided, however, that subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of grant.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise

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price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such holding back of whole shares; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

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(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability or upon a Change in Control) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s

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Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash or by check at the time of purchase, (ii) by past or future services rendered to the Company or an Affiliate, or (iii) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

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(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (i) the Fair Market Value on the relevant date, or (ii) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, provided, however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Bonus Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

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(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

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(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(iv) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(v) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to

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determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8. COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9. USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10. MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(h) Performance Stock Awards. A Stock Award may be granted, may vest, or may be exercised based upon service conditions, upon the attainment during a Performance Period of certain Performance Goals, or both. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what

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degree such Performance Goals have been attained shall be conclusively determined by the Board in its sole discretion. The maximum benefit to be received by any individual in any calendar year attributable to Stock Awards described in this Section 10(h) shall not exceed the value of three hundred thirty-three thousand three hundred thirty-three (333,333) shares of Common Stock.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 14 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 4(a), (iii) the class(es) and number of securities subject to each outstanding stock award under the Prior Plan that are added from time to time to the share reserve under the Plan pursuant to Section 4(a), (iv) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(b), (v) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 5(c) and 10(h), and (vi) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the

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Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3.

(ii) Stock Awards Held by Participants and Recent Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated as of the effective time of the Corporate Transaction (referred to as the “Participants and Recent Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Other Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Participants and Recent Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

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(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(e) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

14. EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the IPO Date, but no Stock Award shall be exercised (or, in the case of a Stock Purchase Award, Stock Bonus Award, Stock Unit Award, or Other Stock Award shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

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FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY - (Continued from reverse side) Please mark

your votes X

Hoku Scientific, Inc. 2006 Annual Meeting Proxy Card like this

The Board of Directors recommends a vote “FOR” the nominee for director listed below and a vote “FOR” proposals 2 and 3.

1. Election of a director: FOR AGAINST ABSTAIN

(Instruction: To withhold authority to vote for the FOR the WITHHOLD 3. To ratify the appointment by our Audit Committee of Ernst & nominee listed AUTHORITY individual nominee, strike such nominee’s name Young LLP as our independent registered public accounting to the left to vote from the list below.) firm for the fiscal year ending March 31, 2007.

NOMINEE: OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consider-Lloyd M. Fujie ation at the 2006 Annual Meeting. If any other matters are properly brought before the 2006 Annual FOR AGAINST ABSTAIN Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance

2. To approve an amendment to the 2005 Equity Incentive Plan in with their best judgement. order to add the directors as eligible participants thereunder.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominee as a director and FOR each of the proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature Signature if held jointly Dated: ,

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

HOKU SCIENTIFIC, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 7, 2006

The undersigned hereby appoints Dustin M. Shindo and Darryl S. Nakamoto and each of them, as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of Hoku Scientific, Inc. which the undersigned may be entitled to vote at the 2006 Annual Meeting of Stockholders of Hoku Scientific, Inc. to be held on Thursday, September 7, 2006 at 10:00 a.m. (local time) at The Sheraton Princess Kaiulani Hotel, 120 Kaiulani Avenue, Honolulu, Hawaii 96815, and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2006 Annual Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be dated and signed on reverse side)